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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(B) OR 12(G) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          KRISPY KREME DOUGHNUTS, INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



           North Carolina                               56-2169715
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(STATE OF INCORPORATION OR ORGANIZATION)    (I.R.S. EMPLOYER IDENTIFICATION NO.)

370 Knollwood Street, Winston-Salem, North Carolina                 27103
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                          (ZIP CODE)


If this Form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]


If this Form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

Securities Act Registration Statement file number to which this Form relates (if applicable): 333-60347.


Securities to be registered pursuant to Section 12(b) of the Act:


         Title of each class                     Name of each exchange on which
         to be so registered                     each class is to be registered

Not Applicable
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Securities to be registered pursuant to Section 12(g) of the Act:

Common Stock, no par value per share               NASDAQ National Market System
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                                (Title of Class)



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ITEM 1.   DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

          Incorporated herein by reference is the description of Common Stock set forth under the heading "Description of Capital Stock" contained in the Registrant's Registration Statement on Form S-1 (Registration No. 333-92909) under the Securities Act of 1933, as amended, initially filed on December 16, 1999, as amended (the "Registration Statement").

ITEM 2.   EXHIBITS.

3.1 Articles of Incorporation (incorporated herein by reference to Exhibit 3.1 to the Registrant's Registration Statement)

3.2 Bylaws (incorporated herein by reference to Exhibit 3.2 to the Registrant's Registration Statement)

4.1 Form of Certificate of Common Stock (incorporated herein by reference to Exhibit 4.1 to the Registrant's Registration Statement)

4.2 Rights Agreement between the Registrant and Branch Banking and Trust Company, dated as of January 18, 2000 (incorporated herein by reference to Exhibit 4.2 to the Registrant's Registration Statement)

          Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.


April 4, 2000                         KRISPY KREME DOUGHNUTS, INC.
                                           (Registrant)




                                      By:/s/Scott A. Livengood
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                                          Scott A. Livengood
                                          Chairman of the Board,
                                          President, and Chief Executive Officer


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